SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 16, 2004



                Residential Funding Mortgage Securities II, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                  333-110340                 41-1808858
  (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(a) Financial Statements of businesses acquired.

        Not applicable.

(b) Pro Forma financial information.

        Not applicable.

(c) Exhibit No. Description

     25.1 Form T-1 Statement of Eligibility of JPMorgan Chase Bank under the Trust Indenture Act of 1939, as amended of a corporation designated to act as Trustee. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1).


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.



                                            By:    /s/ Mark White
                                            Name:  Mark White
                                            Title: Vice President


Dated: June 16, 2004


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Exhibit Index


Exhibit    Description                                               Page


25.1       Form T-1 Statement of Eligibility of                         5
           JPMorgan Chase Bank under the Trust  Indenture
           Act  of  1939,  as  amended  of a  corporation
           designated   to  act  as   Trustee.   (Certain
           exhibits to Form T-1 are incorporated by reference to Exhibit 25.1).